Exhibit 99.1

May 2015

1Q Results 2015 | cbbank.com

Safe Harbor

Certain matters set forth herein (including the exhibits hereto) constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements relating to the Company’s current business plans and expectations regarding the Company’s future financial position and operating results. These forward-looking statements are subject to risks and uncertainties that could cause actual results, performance and/or achievements to differ materially from those projected. These risks and uncertainties include, but are not limited to, local, regional, national and international economic and market conditions and events and the impact they may have on us and our customers; our ability to attract deposits and other sources of funding or liquidity; supply and demand for real property inventory and periodic deterioration in values of California real estate, both residential and commercial; a prolonged slowdown or decline in construction or sales activity; changes in the financial performance and/or condition of our borrowers or certain key vendors or counterparties; changes in the level of nonperforming assets and any accompanying reserves and/or charge-offs; the cost or effect of acquisitions we may make; the effect of changes in laws, regulations and relevant judicial decisions (including laws, regulations and judicial decisions concerning financial reforms, taxes, bank capital levels, securities and securities trading and hedging, employment, executive compensation, insurance, vendor management and information security) with which we and our subsidiaries must or believe we should comply; changes in estimates of future reserve requirements and minimum capital requirements based upon the periodic review thereof under relevant regulatory and accounting requirements, including changes in the Basel Committee framework establishing capital standards for credit, operations and market risk; inflation, interest rate, securities market and monetary fluctuations; changes in government interest rates or monetary policies; changes in the amount and availability of deposit insurance; cyber-security threats, including loss of system functionality or theft or loss of Company or customer data or money; political instability; acts of war or terrorism, or natural disasters, such as earthquakes, or the effects of pandemic diseases; the timely development and acceptance of new banking products and services and the perceived overall value of these products and services by customers and potential customers; the Company’s relationships with and reliance upon vendors with respect to the operation of certain of the Company key internal and external systems and applications; changes in consumer spending, borrowing and savings preferences or habits; technological changes and the expanding use of technology in banking (including the adoption of mobile banking applications); the ability to retain and increase market share, retain and grow customers and control expenses; changes in the competitive environment among financial and bank holding companies, banks and other financial service providers; continued volatility in the credit and equity markets and its effect on the general economy or local or regional business conditions; fluctuations in the price of the Company’s stock; the effect of changes in accounting policies and practices, as may be adopted from time-to-time by the regulatory agencies, as well as by the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard-setters; changes in our organization, management, compensation and benefit plans, and our ability to retain or expand our management team and/or our board of directors; the costs and effects of legal, compliance and regulatory changes and developments, including the resolution of legal proceedings or regulatory or other governmental inquiries or investigations and the results of regulatory examinations or reviews; our success at managing the risks involved in the foregoing items and all other factors set forth in the Company’s public reports including its Annual Report on Form 10-K for the year ended December 31, 2014, and particularly the discussion of risk factors within that document. The Company does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by law.

1Q Results 2015 | cbbank.com 2

CVB Financial Corp. (CVBF)

Total Assets: $7.4 Billion Gross Loans: $3.7 Billion Total Deposits (Including Repos): $6.5 Billion Total Equity: $897 Million

Largest financial institution headquartered in the Inland Empire region of Southern California. Founded in 1974

Locations in 43 cities with 40 business financial centers and 7 commercial banking centers and 3 trust office locations serving the Inland Empire, LA County, Orange County, San Diego County, Ventura County and the Central Valley of California

Source: Q1 2015 earnings release & company filings.

1Q Results 2015 | cbbank.com 3

Experienced Leadership

Name Position Banking Experience CVBF Service

Christopher D. Myers President & CEO 31 Years 9 Years

Executive Vice President

Richard C. Thomas 5 Years 4 Years

Chief Financial Officer

Executive Vice President

James F. Dowd 38 Years 7 Years

Chief Credit Officer

Executive Vice President

David C. Harvey 25 Years 5 Years

Chief Operations Officer

Executive Vice President

David A. Brager 27 Years 12 Years

Sales Division

Executive Vice President

R. Daniel Banis 33 Years 3 Years

CitizensTrust

Executive Vice President

Yamynn DeAngelis 36 Years 28 Years

Chief Risk Officer

Executive Vice President

Richard Wohl 27 Years 4 Years

General Counsel

1Q Results 2015 | cbbank.com 4

Board of Directors

Name CVB Experience Age

Ray O’Brien - Chairman 3 Years 58 George Borba Jr. - Vice Chairman 2 Years 47 Steve Del Guercio 2 Years 53 Robert Jacoby 10 Years 73 Hal Oswalt 1 Year 67

San Vaccaro 16 Years 82

Chris Myers CEO 9 Years 53

1Q Results 2015 | cbbank.com 5

Who is CVB Financial Corp.?

1Q Results 2015 | cbbank.com

Largest Banks Headquartered in California

Rank Name Asset Size (12/31/14) In millions

1 Wells Fargo $1,687,155

2 Union Bank $113,120

3 Bank of the West $71,682

4 First Republic Bank $48,353

5 SVB Financial $39,345

6 City National Bank $32,610

7 East West Bank $28,738

8 OneWest Bank $21,805

9 Pacific Western Bank $16,235

10 Cathay Bank $11,512

11 CVB Financial Corp. $7,378

12 BBCN $7,140

13 Farmers & Merchants of Long Beach $5,581

14 Westamerica Bank $5,036

Source: SNL Financial

1Q Results 2015 | cbbank.com 7

Bank Accomplishments & Ratings

152 Consecutive Quarters of Profitability 102 Consecutive Quarters of Cash Dividends #4 Rated Bank: BankDirector Magazine

Bank Performance Scorecard (August 2014)

BauerFinancial Report

Five Star Rating (September 2014)

78 Consecutive Quarters

Fitch Rating

BBB (September 2014)

1Q Results 2015 | cbbank.com

Our Markets

1Q Results 2015 | cbbank.com

Existing Locations

40 Business Financial Centers

7 Commercial Banking Centers

3 CitizensTrust Locations

Corporate Office

Business Financial Centers Commercial Banking Centers CitizensTrust

San Diego – NEW Opened 06/02/2014

10

What’s New?

1Q Results 2015 | cbbank.com

San Diego County

Opened June 2014 | 6 Associates

1Q Results 2015 | cbbank.com 12

Ventura County

Opened January 2015 6 Associates

1Q Results 2015 | cbbank.com 13

Deposits*

# of Center Total Deposits Total Deposits (000’s) Locations (3/31/14) (3/31/15)

Los Angeles County 18 $1,959,624 $2,347,804 Inland Empire

9 $1,948,785 $1,992,402

(Riverside & San Bernardino Counties)

Central Valley 9 $870,202 $909,278 Orange County 9 $705,761 $907,308

Other 2 $253,216 $301,336

Total 47 $5,737,588 $6,458,128

Average Cost of Deposits (Year-to-Date) 0.12% 0.11%

*Includes Customer Repurchase Agreements

1Q Results 2015 | cbbank.com

Total Deposits*

$7,500,000 $6,500,000 $5,500,000 $4,500,000 $3,500,000 $2,500,000 $1,500,000

$500,000

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1

(000’s)

2010 2011 2012 2013 2014 2015

Non-Int Bearing Dep Interest Bearing Deposits*

*Interest Bearing Deposits includes REPOs

1Q Results 2015 | cbbank.com 15

Deposit Cost Comparison

Source: Q1 2015 earnings release & other company filings, SNL Financial——peers represent public CA , AZ, HI, NV, OR & WA banks with assets $2 - $25 billion. Peer Data as of 12/31/2014

1.00%

0.90% CVBF Peers

0.80%

0.70%

0.60%

0.50%

0.40%

0.30%

0.20%

0.10%

0.00%

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2010 2011 2012 2013 2014 2015

1Q Results 2015 | cbbank.com 16

Total Loans*

Average

# of Center Total Loans* Loans per Locations (3/31/2015) (000’s) Location

Los Angeles County 18 $83,955 $1,511,185 Central Valley 9 $83,002 $747,017 Inland Empire

9 $71,246 $641,214 (Riverside & San Bernardino Counties) Orange County 9 $59,327 $533,943 Other 2 $148,864 $297,727

Total 47 $79,385 $3,731,086

*Prior to MTM discount, loan fees, loan loss reserve and loans Held for Sale

Starting in the 4th quarter of 2014, covered and non-covered loans are combined

1Q Results 2015 | cbbank.com

Total Loans*

$4,400,000 $4,200,000 $4,000,000 $3,800,000 $3,600,000 $3,400,000 $3,200,000 $3,000,000 $2,800,000 $2,600,000 $2,400,000 $2,200,000 $2,000,000

(000’s) Q1 Q2Q3 Q4 Q1 Q2Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2010 2011 2012 2013 2014 2015 Total Loans*

*Starting in the 4th quarter of 2014, covered and non-covered loans are combined (Purchase Credit Impaired or PCI) Before deferred loan fees, discount on PCI loans, and loans held for sale

Includes covered and non-covered loans for all periods presented

1Q Results 2015 | cbbank.com

Loan Portfolio Composition

Total Loans by Type

Municipal Lease Finance

Other, 2.2% Receivables, Dairy, Livestock &

2.0% Agribusiness, SFR Mortgage,

4.7%

5.5%

Commercial & Industrial, 11.2% Multi-Family, 5.7% Construction RE,

1.5%

Commercial RE-

Non-Owner, Commercial RE

42.4% Owner Occupied, 24.8%

Source: Q1 2015 earnings release & company reports

Starting in the 4th quarter of 2014, covered and non-covered loans are combined

19

1Q Results 2015 | cbbank.com

Credit Quality

1Q Results 2015 | cbbank.com

Non-Performing Assets*

$200,000 $180,000 $160,000 $140,000 $120,000 $100,000 $80,000 $60,000 $40,000 $20,000 $-

Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1 (000’s) 2009 2010 2011 2012 2013 2014 2015

Non-Performing Loans OREO

*Non-Covered assets | Starting in the 4th quarter of 2014, covered and non-covered assets are combined

1Q Results 2015 | cbbank.com 21

Classified Loans*

$800,000 $700,000 $600,000 $500,000 $400,000 $300,000 $200,000 $100,000

$-

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1

(000’s)

2009 2010 2011 2012 2013 2014 2015

*Non-Covered loans | Starting in the 4th quarter of 2014, covered and non-covered loans are combined

1Q Results 2015 | cbbank.com 22

Loans: Net Charge-Offs*

$0

2009 2010 2011 2012 2013 2014 Q1 2015 $10,000

$20,000 $30,000 $40,000 $50,000 $60,000

$70,000

(000’s) Net Charge-Offs (by year)

*Non-Covered | Starting in the 4th quarter of 2014, covered and non-covered loans are combined

1Q Results 2015 | cbbank.com 23

Profits

1Q Results 2015 | cbbank.com

Net Income

$32,500 $30,000 $27,500 $25,000 $22,500 $20,000 $17,500 $15,000 $12,500 $10,000 $7,500 $5,000 $2,500 $-

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 (000’s) 2009 2010 2011 2012 2013 2014 2015

$20.4 million FHLB prepayment charge Net Income After Taxes

$13.9 million FHLB prepayment charge

1Q Results 2015 | cbbank.com

Earnings

3 Months to

(000’s) 2011 2012 2013 2014

03/31/2015

Net Interest Income $234,681 $236,950 $216,266 $236,514 $61,009

Provision for Loan Losses ($7,068) $0 $16,750 $16,100 $0 Other Operating

($106,809) ($122,257) ($88,741) ($89,817) ($36,461)

Income/Expenses (Net)

Income Taxes ($39,071) ($37,413) ($48,667) ($58,776) ($8,715)

Net Profit After Tax $81,733 $77,280 $95,608 $104,021 $15,833

$13.9 million FHLB prepayment charge

1Q Results 2015 | cbbank.com 26

Net Interest Margin

4.25% 3.92%

4.00%

3.75%

3.50% 3.53%

3.25%

2.92%

3.00%

2.75%

2.50%

2.25%

2.00%

1.75%

1.50%

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2007 2008 2009 2010 2011 2012 2013 2014 2015

Normalized*

*Normalized tax-equivalent excludes accretion on covered loans (Purchase Credit Impaired)

1Q Results 2015 | cbbank.com 27

Efficiency & Expenses

1Q Results 2015 | cbbank.com

Efficiency Ratio

90.00%

80.00%

70.00%

60.00%

50.00%

40.00%

30.00%

20.00%

10.00%

0.00%

Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2011 2012 2013 2014 2015 Efficiency Ratio

$20.4 million FHLB prepayment charge

$13.9 million FHLB prepayment charge

1Q Results 2015 | cbbank.com 29

Non-Interest Expense as a % of Average Assets

3.50%

3.00%

2.42%

2.50%

2.00%

1.50%

1.00%

0.50%

0.00%

Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2011 2012 2013 2014 2015 Non-Interest Expense as a % of Average Assets

$20.4 million FHLB prepayment charge $13.9 million FHLB prepayment charge

1Q Results 2015 | cbbank.com 30

Capital

1Q Results 2015 | cbbank.com

Capital Ratios

Regulatory Regulatory

December 31, 2014* Minimum Ratio Well-Capitalized Ratio

Tier 1 Risk-based Capital Ratio 4.0% 6.0% 16.99% Total Risk-based Capital Ratio 8.0% 10.0% 18.24% Tier 1 Leverage Ratio 4.0% 5.0% 10.86% Tangible Capital Ratio 10.97% Core Tier 1 Capital Ratio 16.46%

* CVB Financial Corp. - Consolidated 32

Securities & Investments

1Q Results 2015 | cbbank.com

Securities Portfolio*

- $3.0 Billion -

Trust Preferred

Yield on securities 0.17% Municipal portfolio = 2.59% CMO’s / Bonds 18.16% for the 1st Quarter 2015 REMIC’s 9.52%

Government Agency & GSEs 10.89%

MBS 61.26%

Securities portfolio totaled $3.0 billion at 3/31/2015. The portfolio represents 40.71% of the Bank’s total assets Virtually all of the Bank’s mortgage-backed securities were issued by Freddie Mac or Fannie Mae which have the implied guarantee of the U.S. government. 98% of the Bank’s municipal portfolio contains securities which have an underlying rating of investment grade. California municipals represent only 4.5% of the municipal bond portfolio

*Securities Available For Sale

1Q Results 2015 | cbbank.com Source: Q1 2015 earnings release. As of 3/31/2015 securities held-to-maturity were valued at approximately $1.5 million | Yield on securities represents the fully taxable equivalent

Securities Portfolio*

$3.0 Billion

Mark-to-Market (Pre-tax)

$100,000

$73,846 $80,000

$60,000 $40,000 $20,000 $0

-$20,000

-$40,000

Jun 09 Dec 09 Jun 10 Dec 10 Jun 11 Dec 11 Jun 12 Dec 12 Jun 13 Dec 13 Jun 14 Dec 14

(000’s)

*Securities Available For Sale

1Q Results 2015 | cbbank.com

CVBF Assets

12/31/06

$6.1 Billion

3/31/15

$7.4 Billion

Loans, Securities net 42.4%

49.9%

Loans, Securities

net 49.1% 40.7%

Goodwill & Fed Intangibles Balance*

0.7% Other 4.6% 2.4%

Fed Goodwill & Balance* Intangibles 4.2%

1.0% Other 5.0%

*Includes overnight funds held at the Federal Reserve, Interest earning—due from Correspondent Banks, other short-term money market accounts or certificates of deposit

1Q Results 2015 | cbbank.com 36

Yield on Securities vs. Yield on Loans

6.00%

5.00%

4.00%

3.00%

2.00%

1.00%

0.00%

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2009 2010 2011 2012 2013 2014 2015

Yield on Loans* Yield on Securities

1Q Results 2015 | cbbank.com *Excluding Discount Accretion

CVBF Liabilities

12/31/06

$5.7 Billion 3/31/15

Junior $6.5 Billion

subordinated

Debentures 1.9%

Borrowings

Other

0.0% Junior

Liabilities subordinated

0.95% Debentures

Borrowings 0.39%

36.0% Total

Deposits*

61.4%

Total

Other Deposits*

Liabilities 98.66%

0.7%

*Includes Customer Repurchase Agreements

1Q Results 2015 | cbbank.com

Our Growth Strategy

1Q Results 2015 | cbbank.com

Our Vision

Citizens Business Bank will strive to become the

premier financial services company operating

throughout the state of California, servicing the

comprehensive financial needs of successful small

to medium sized businesses and their owners.

1Q Results 2015 | cbbank.com 40

Target Customer

The best privately-held and/or family-owned businesses throughout California

— Annual revenues of $1-200 million

— Top 25% in their respective industry

— Full relationship banking

— Build 20-year relationships

1Q Results 2015 | cbbank.com 41

Three Areas of Growth

Same Store

DeNovo Sales

Acquisitions

- Banks - - Trust -

1Q Results 2015 | cbbank.com 42

Acquisition Strategy

-- Banks --

Target size: $200 million to $2 billion in assets

Financial & Strategic

In-market and/or adjacent geographic market (California only)

-- Trust/Investment --

Target size: AUM of $200 million to $1 billion

In California

-- Banking Teams --

In- market & ‘new’ markets

1Q Results 2015 | cbbank.com

Our ‘Critical Few’

Execute on DeNovo Growth Initiatives

Pursue Strategic Acquisitions

Quality Loan Growth

Provide Customer Solutions Through Technology

Expand Market Share Through Same Store Sales

1Q Results 2015 | cbbank.com

Copy of presentation at www.cbbank.com

1Q Results 2015 | cbbank.com